UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

November 17, 2006
Date of Report (date of Earliest Event Reported)

CHINA DIGITAL MEDIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-30212	13-3422912
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2505-06, 25/F, Stelux House, 698 Prince Edward Road East,
Kowloon, Hong Kong
(Address of principal executive offices and zip code)

(011) 852-2390-8600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 1.01. Entry into a Material Definitive Agreement

See Item 3.02 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 3.02 below.

Item 3.02 Unregistered Sales of Equity Securities.

    On November 17, 2006, we completed a private equity financing with four accredited investors for $3,000,000, $1,000,000 of which was rolled over from the investor of the sale we completed on July 7, 2006, as disclosed in our Current Report on Form 8-K filed on July 13, 2006. Such investor’s previously purchased securities were returned to us in partial exchange for the units issued in the financing disclosed herein.

    Each Unit consists of (i) an eighteen-month interest bearing convertible debenture in the principal amount of $100,000, convertible at $0.45 per share, (ii) a six-year Class A warrant to purchase 222,222 shares of Company common stock, par value $0.001 per share at an exercise price of $0.80 per share, a (iii) six-year Class B warrant to purchase 222,222 shares of Common Stock at an exercise price of $1.20 per share, and (iv) a six-year Class C warrant to purchase 111,111 shares of Common Stock at an exercise price of $2.25 per share.

    The securities issuable upon conversion of the Debenture and exercise of the Warrants are eligible for certain registration rights. Additionally, the investors agreed to enter into a 90 day post-Public Offering lock-up on the securities issuable upon conversion of the Debenture and exercise of the Warrants. Public Offering means the completion of a firm underwritten public offering of our securities. For the 90 days after such period, the investors have agreed not to sell more than five percent of our outstanding common stock, on a fully diluted basis, as of the date of such sale. We paid commissions of $79,000 to a registered broker-dealer in connection with this financing.

    This financing was completed pursuant to Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). We determined that the purchasers were "accredited investors" as defined in Rule 501(a) under the Securities Act. The purchasers represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the instruments issued pursuant to this financing.

    The securities issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The foregoing information has been disclosed herein in accordance with the requirements of this Form 8-K and should not be construed as an offer to sell or solicitation of an offer to buy our securities.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description

10.1	Form of Subscription Agreement by and between the Company and each of the Investors thereto
10.2	Form of Debenture
10.3	Form of Series A Warrant
10.4	Form of Series B Warrant
10.5	Form of Series C Warrant

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL MEDIA CORPORATION

Date: November 17, 2006    By: /s/ Daniel Ng_________________
                                                                          Daniel Ng, Chief Executive Officer

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